Exhibit 99.1

Voyager Oil & Gas, Inc. Announces Addition of Executive Vice President and Upcoming Conference Presentation

BILLINGS, Mont., April 5, 2012 (GLOBE NEWSWIRE)

Addition of Executive Vice President

Voyager Oil & Gas, Inc. (NYSE/AMEX: VOG) (“Voyager”) announces that Marty Beskow joined the Company as Executive Vice President effective March 30, 2012. Mr. Beskow, 41, joins Voyager after serving as Vice President, Senior Equity Analyst at Northland Securities, operating as Northland Capital Markets, covering oil exploration and production companies, many with operations focused on the Williston Basin. Mr. Beskow brings 15 years of investment industry experience and earlier in his career obtained over 4 years experience at KPMG, a Big 4 public accounting firm. Mr. Beskow received the Chartered Financial Analyst charterholder designation in 2001 and received his Certified Public Accounting license (currently inactive) in 1994. Prior to joining Northland in 2010, he was the Vice President and Portfolio Manager from 2009 to 2010 at Blue Water Capital Advisors, a money management firm that managed a natural resource focused portfolio and broad based portfolios. From 2007 to 2009, Mr. Beskow was a Vice President at Interlachen Capital Group, a multi-strategy hedge fund.

J.R. Reger, Chief Executive Officer, commented, “We are extremely excited to add Marty to the Voyager team, and believe he will add a needed skill set to our growing company. We believe Marty’s knowledge of the Williston Basin and capital strategy will provide considerable value to Voyager and our shareholders.” Mr. Beskow’s primary duties will include outlining capital and corporate strategies, improving communication and relations with the Voyager investor base and providing advice and counsel on strategic acquisitions and alliances.

Upcoming Conference Presentation

Voyager also announced today that management will be presenting at the IPAA OGIS New York Conference on Monday, April 16, 2012 at 4:30 p.m. Eastern Time in New York, NY.

About Voyager Oil & Gas

Voyager Oil & Gas, Inc. combines low overhead, organic acreage acquisition and strong joint venture relationships to exploit its oil and gas prospects. Voyager Oil & Gas is an exploration and production company focused on acquiring acreage in prospective natural resource plays across the continental United States. The Company's primary business is focused on properties in North Dakota and Montana targeting the Bakken and Three Forks formations. For additional information on Voyager Oil & Gas visit the Company's website at: http://www.voyageroil.com

Forward Looking Statements

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"). All statements other than statements of historical facts included in this report regarding Voyager's financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Voyager's control) that could cause actual results to differ materially from those set forth in the forward-looking statements. Voyager has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Voyager's control.

CONTACT: Investor Relations Contact:

The WSR Group

Gerald Kieft

772-219-7525

http://www.wallstreetresources.net/voyager.asp

Source: Voyager Oil & Gas, Inc.

Released April 5, 2012